INmuneBio
INNATE IMMUNITY

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM

Modulating an Innate Immune Response Against Diseases

INMB
Nasdaq

INVESTOR PRESENTATION January 2020

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" Forward-looking statements reflect our current view about future events. When used in this presentation, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. There is no guarantee that any specific outcome will be achieved. Investment results are speculative and there is a risk of loss, potentially all loss of investments. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

INVESTMENT SUMMARY

- Immunology company, advancing through Phase I and Phase II clinical trials
- Two platforms with novel approaches to inflammation, neurodegenerative disease and oncology

Dominant Negative Tumor Necrosis Factor (DN-TNF) PLATFORM			Immune Priming PLATFORM	
INmuneBio for Cancer INB03™	INmuneBio for NASH LIVNate™	INmuneBio for AD XPro1595™	INmuneBio for Ovarian Cancer INKmune™	INmuneBio for High Risk MDS INKmune™

INB03™ & INKmune™ - Resistance to cancer immunotherapy by altering the TME and triggering NK cells
XPro1595™ - Neuroinflammation as a cause of neurodegenerative disease
LIVNate™ - Pleiotropic therapy for NASH

- 2020: Two Phase II programs, one Phase I readout and two Phase I program planned
- Over 65 publications from multiple universities worldwide on both platforms with extensive *in vivo* data
- Efficient use of capital including non-dilutive sources
- Experienced management team

Nasdaq
INMB

Cash (9/30/19)
$7.4 Million

Debt
$0

Common Shares
10.8 Million

Inside Ownership
~50%

Notable Shareholder
Xencor (XNCR)

Xencor Option
$10m @ 100m Strike price for 10% of INMB Exp. ~ 4 years

MANAGEMENT TEAM



Raymond J. Tesi, MD, CEO/CMO & Chairman of the Board

Dr. Tesi has been our President, Chief Executive Officer and acting Chief Medical Officer since the formation of the Company in September 2015. From November 2011 to May 2015, Dr. Tesi was CEO, President and Acting Chief Medical Officer of FPRT Bio Inc., a development-stage biotech company formed to develop XPro1595 for the treatment of neurodegenerative disease and other inflammatory diseases. From November 2010 to October 2011, Dr. Tesi was Chief Medical Officer of Adienne SRL, an emerging biotech company in Bergamo, Italy focused on products to treat patients with hematologic malignancy. From June 2007 to September 2010, Dr. Tesi was CEO and President of Coronado Biosciences, a company he founded. Dr. Tesi received his MD degree from Washington University School of Medicine in 1982. Dr. Tesi has been a licensed physician since 1982 and Fellow of the American College of Surgery since 1991.



David J. Moss, CFO

Mr. Moss has been CFO since the formation of the Company in September 2015. Mr. Moss has founded, funded and taken public various companies in a variety of industries since 1995. Mr. Moss sits on the board of CareSpan International, Inc. and China Xiangtai Food Co. Ltd (Nasdaq: PLIN) and also serves as chair of their Audit Committee. Mr. Moss was a founding investor in Reliant Service Group LLC, which was acquired in 2015 by a leading private equity firm. Mr. Moss previously served as Managing Director, Corporate Finance for a New York-based securities firm, where he advised companies on corporate strategy, financings and business development. Prior to that, he served as Managing Partner at a Seattle-based venture capital firm. Mr. Moss holds an MBA from Rice University and a BA in Economics from the University of California, San Diego.



Mark W. Lowdell, PhD, FRCPath, FRSB, CSO

Prof. Lowdell has been a Chief Scientific Officer and Chief Manufacturing Officer since the formation of the Company in September 2015. Prof. Lowdell is Professor of Cell and Tissue Therapy at University College London, where he has led a translational immunotherapy group since 1994. Since February 2009, Prof. Lowdell has also been Director of Cellular Therapy at the Royal Free London NHS Foundation Trust. He received his PhD in clinical immunology from London Hospital Medical College, University of London in 1992 and is a qualified immunopathologist.



Christopher J. Barnum, PhD, Director of Neuroscience

Dr. Barnum is the Director of Neuroscience at INmune Bio, Inc. Dr. Barnum is a neuroimmunologist with broad expertise across neurodegenerative and psychiatric diseases holding multiple positions in academia and industry, including Emory University, FPRT Bio., SonosBio, and most recently Takeda Pharmaceuticals. His focus has been on translating inflammatory therapies into clinical treatments for neurologic diseases using a biomarker-directed approach. Dr. Barnum has been working with XPro1595 for more than a decade, first at Emory University with Dr. Malú Tansey and subsequently as a consultant for FPRT Bio., Inc. and INmune Bio, before joining INmune Bio full time in 2018. Dr. Barnum's research has been supported by NIH, The Michael J Fox Foundation, and the Alzheimer's Association. He received his PhD in Neuroscience from Binghamton University.



Joshua S. Schoonover, Esq., Assoc. General Counsel

Mr. Schoonover is our in-house counsel, primarily focused on developing intellectual property rights for the Company, as well as managing various licenses and other agreements. Mr. Schoonover has over ten years of experience building and monetizing intellectual property portfolios. His experience also includes multiple transactions, including a recent nine-figure acquisition of a portfolio containing over 230 patent matters which Mr. Schoonover drafted and prosecuted. He received a JD from Western Sierra Law School and a BS in Chemical Physics from San Diego State University. Mr. Schoonover is a member of the State Bar of California and is licensed to practice before the United States Patent & Trademark Office, the Southern District of California and the 9th Circuit Court of Appeals.

TEAM PEDEGREE

SANGSTAT

coronado

Reliant Funding

The Phoenix Partners

UCL

NHS
Royal Free London
NHS Foundation Trust

NON-EMPLOYEE BOARD OF DIRECTORS

David Szymkowski, PhD

David E. Szymkowski leads the immunology group as Vice President of Cell Biology at Xencor Inc where he is focused on translational development of Fc-engineered and bispecific antibodies for the treatment of autoimmune diseases, allergic diseases, and cancer. Prior to joining Xencor in 2002, Dr. Szymkowski was a principal scientist in the respiratory group at Roche Bioscience in Palo Alto, CA. With 25 years of big pharma and biotech R&D experience at Roche and at Xencor, Dr. Szymkowski has been instrumental in 10 IND submissions, coauthored over forty papers and reviews, is an inventor on over a dozen patents, and speaks frequently on the development of antibody therapeutics and other biologics. He received his B.A. at Johns Hopkins University and his Ph.D. in molecular and cell biology from Penn State, and completed a postdoc at the Imperial Cancer Research Fund (U.K.).

J. Kelly Ganjei

Mr. Ganjei has been a director since September 2016. He is Chief Executive Officer of Cognate BioServices, Inc., a position he has held since 2011. Mr. Ganjei has over 20 years of experience within the life science, venture capital and IT sectors and has lead companies through various stages of development. Prior to joining Cognate, Mr. Ganjei was Principal at an SBA venture capital firm where he instrumental in supporting deal flow with a specific focus on regenerative medicine, immunotherapy and cell therapy investment opportunities.. He began his career at the National Institutes of Health. Mr. Ganjei has published numerous scientific, peer-reviewed papers and has been a speaker and presenter at various business forums. Mr. Ganjei received his B.S. in Microbiology from the University of Maryland College Park in 1995.

Timothy Schroeder

Mr. Schroeder has been a director since December 2016 Mr. Schroeder has more than 35 years of clinical and academic industry experience in global drug and device development programs. He is CEO of CTI Clinical Trial and Consulting Services, a multi-national research firm with locations in North America, Europe, Latin America and Asia-Pacific. Prior to founding CTI, Mr. Schroeder was a faculty member of the University of Cincinnati College of Medicine. He previously served as Executive Vice President of Clinical Development at SangStat Medical Corporation, a firm he co-founded. Mr. Schroeder is a board member for more than a dozen corporate and non-profit organizations. He was named as EY Entrepreneur of the Year in 2015 and was recognized as Top Leader by the Enquirer Media in 2016.

Edgardo (Ed) Baracchini, PhD

Mr. Eduardo ("Ed") Bracchini has been a director since July 2019. He is also current a member of the board of directors of 4D Pharma PLC. Prior to providing biotech consulting services since September 2018, Ed was chief business officer of Xencor, Inc. Ed was associated with Metabasis Therapeutics, initially as vice president of business development, and later as SVP of business development. Ed holds over 25 years of experience in structuring and negotiating research and development partnerships, mergers and acquisitions, and licensing agreements. He has personally, negotiated more than 80 business transactions with multinational and Asian pharmaceutical firms, biotechnology companies, and prominent universities, leading to transactions valued in excess of $5.3 billion.. Additionally, have been a key member of executive teams that have raised over $850 million in private and public financing, and that have successfully completed two IPOs. Ed received his MBA from the University of California, Irvine, his PhD in molecular and cell biology from the University of Texas at Dallas, and his B.S. in microbiology from the University of Notre Dame.

Marcia Allen

Marcia Allen has been a director since November 2019. Ms. Allen was a founder and served as CFO and Director of The Movie Group, (AMX) the originating company which is today Lionsgate Entertainment (NYSE). She has more than 25 years with mergers and acquisitions, corporate finance and CFO and CEO experience. Ms. Allen was a Chief Financial Officer and Corporate Development Officer for W.R. Grace & Co. (NYSE) and was based both in Newport Beach, CA with the Restaurant Division and in its New York headquarters. Ms. Allen moved to California from Tennessee where she was part of the founding group of Ruby Tuesday, Inc., (NYSE) a national restaurant chain. She relocated to join Taco Bell, Inc. as the Company's Chief Financial Officer where she structured and facilitated the acquisition of Taco Bell, Inc. by PepsiCo, Inc. She currently serves as the chairperson of the audit committee for Ark Restaurants Corp (Nasdaq). Ms. Allen received a Bachelors, Finance and Accounting degree from the University of Tennessee.

Scott Juda, JD

Mr. Juda has been a director since March 2018. Mr. Juda is Manager and co-founder of Fossick Capital, a technology-focused hedge fund. Mr. Juda co-founded The Juda Group, Inc., an institutional capital markets focused broker-dealer division of CCM, where he served as Chief Executive Officer from 2012 to 2016. Before that, Mr. Juda was at SMH Capital from 2002 to 2011, serving as a Managing Director in the Investment Banking Group and Chief Operating Officer of The Juda Group subsidiary. From 2000 to 2002, Mr. Juda was an institutional sales-trader for Sutro & Co. From 1997 to 2000, Mr. Juda practiced corporate and securities law at Buchalter Nemer LLP. Mr. Juda received his bachelor degree from the University of Southern California and his juris doctor from the University of Pepperdine School Of Law. Mr. Juda is a member of the State Bar of California.

BOARD PEDEGREE

SANDERS MORRIS HARRIS

Cognate BioServices, Inc.

SANGSTAT

CTI

xencor

metabasis

LIONSGATE

PIPELINE

Focused on Developing Therapies that Target the INNATE IMMUNE System

DN-TNF PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	NEXT MILESTONE
INmuneBio for Cancer INB03™	Trastuzumab Resistance ONCOLOGY					Mid-20 initiate p2
INmuneBio for NASH LIVNate™	NASH GI					Mid-20 Initiate p2
Grant Funded INmuneBio for AD XPro1595™	Alzheimer's Disease CNS					Mid-20 Complete p1

DN-TNF PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	NEXT MILESTONE
INmuneBio for Ovarian Cancer INKmune™	Ovarian CANCER					2H20 initiate p1
INmuneBio for High Risk MDS INKmune™	Myelodysplastic Syndrome ONCOLOGY					2H20 Initiate p1

INmuneBio

DN-TNF PLATFORM

TECNOLOGY

A SELECTIVE, SAFER, NEXT GENERATION TNF INHIBITOR TARGETING MARKETS EXISTING TNF INHIBITORS MUST AVOID

Pro-inflammatory cytokines are positively associated with age. XPro1595™ can be used in markets such as cancer and neurodegenerative diseases where existing TNF inhibitors are prohibited because of their side effects of immunosuppression.

Parker et al.2008

CHRONIC INFLAMMATION = INNATE IMMUNE DYSFUNCTION

Innate Immune Dysfunction is a Disease that Causes Various Symptoms



Neurodegenerative
Psychiatric
Inflammatory
Neuroinflammation
Metaflammation
Inflamm-aging
metabolism
Cardiovascular
Innate Immune Dysfunction
Autoimmune
Cancer
Diet
Infection
Stress
Injury
Environment
genes
Age
Lifestyle

TUMOR NECROSIS FACTOR (TNF)

The “Master” Cytokine

- sTNF promotes translation of IL6, Lipocalin 2 and other downstream cytokines
- Block sTNF and downstream pro-inflammatory cytokines do not occur



PRO-INFLAMATORY
LCN2
IL 6
ANTI-INFLAMATORY
sTNF
IL-1
IL-1ra
TNF-R
IL-10
IL-8
Plasma Concentration
Time

Adapted from Andreasen et al 2008

TNF BIOLOGY

Two Ligands and Receptors Mediate a Diverse Set of Outcomes



sTNF
Pro-inflammatory
Demyelination
Neurodegeneration
tmTNF
Lymphoid organ development
Myelination
Immunity to infection
Neuroprotection
TNFR1
TNFR2
Internalization

Adapted from MacEwan et al 2002

THE BIOLOGY OF CURRENT INHIBITORS

Current Inhibitors Are Not Selective and Block X Both Forms of TNF



Soluble TNF ('sTNF')
BAD
ansmembrane-bound
('tmTNF') GOOD
TNFR1
TNFR2
Internalization

Adapted from MacEwan et al 2002

Negative effects of TNF are a result of sTNF WHEREAS tmTNF PROVIDES IMMUNOSUPPORTIVE AND NEUROPROTECTIVE FUNCTION IMPORTANT TO HOST SURVIVAL

THE NOVEL STRUCTURE OF INMB'S DN-TNF PROTEIN



Receptor *binding*, "small" domain (subunit A)
Mutation A145R
Receptor binding, "large" domain (subunit C)
Receptor binding, "DE loop" domain (subunit A)
Mutation Y87H
Mutation R31C (for 10kD PEGylation)

17 kDal mutated protein +10 kDal linear PEG

Identical to human TNF except for 6 amino acid substitutions

Once a week dosing by subQ injection

TNF BIOLOGY. HOW OUR DN-TNF WORKS

DN-TNF Neutralizes ONLY Soluble TNF and Leave Transmembrane TNF and the Receptors Functional



"BAD" sTNF with XPRO
does not bind to receptors
Only "GOOD" tmTNF continues to
bind to TNFR1 and TNFR2
TNFR1
TNFR2
Internalization

Adapted from MacEwan et al 2002

DIFFERENCES:

Selective vs. Non-Selective TNF Inhibition

	Non-Selective	DN TNF
Decreases inflammation	Y	Y
Increased risk of infection	Y	N
Increased risk of cancer	Y	N
Causes demyelination	Y	N
Neuroprotective	N	Y
Enhances neuroplasticity	N	Y

DN-TNF DOES NOT CAUSE IMMUNOSUPPRESSION



% Survival
100
90
80
70
60
50
40
30
20
10
0
Mice: C57BL/6 (n=6)
Biologics: 30 mg/kg sc q2w Day -1
Infection: 10^4 Listeria iv on Day 0
p<0.005
p<0.005
Vehicle
Etanercept
DN-TNF
Sol-tm TNF KO
tmTNF KI
0 1 2 3 4 5 6 7 8 9 10 11
Days Post-Infection

Inhibition of transmembrane TNF (genetically with knockout or pharmacologically with etanercept) causes mice to die from Listeria infection. DN-TNF treated mice survive.

SELECTIVE TARGETING OF TNF PREVENTS DEMYLINATION

Non-selective TNF Inhibition Causes Demyelination, DN-TNF Promotes Remyelination

NORMAL



B
A

CUPRIZONE
Model of Multiple Sclerosis



ETANERCEPT
Anti-inflammatory AND immunosuppressive



EXACERBATED DEMYELINATION

DN-TNF
Anti-inflammatory NOT immunosuppressive



REMYELINATION

Cuprizone model of demylination in mice: Prober 2017
https://inmunebio.com/index.php/en/science/xpro1595/references



INB03™

DN-TNF Options in Immuno-Oncology for Treatment of Resistance to Immunotherapies

INMB CONCLUSIONS FROM INB03™ PHASE I DATA

Open Label, Biomarker Directed, Dose-escalation Trial In Patients With Advanced Solid Tumors And Elevated Markers Of Inflammation

ENROLLMENT CRITERIA:
Advanced solid tumors
hsCRP > 4 mg/L
Treatment: INB03 subQ once a week
3 cohorts of 3: 0.3, 1.0, 3.0 mg/kg

PHASE I SUMMARY

INB03 has been tolerated across multiple dose levels

- No SAE, No DLT
- Well tolerated
- 1mg/kg once a week will be carried into Phase 2
- Dose provides robust trough drug levels
- Pharmacologically active: >50% decrease of IL6 in blood
- Results informed Phase 2 design

SAMPLE

11 patients treated

DEMOGRAPHIC

Age (median): **54** Gender: **6M/5F**

DISEASE

Ovary, Mesothelioma; RCC, Lung; Prostate; Colon, Cholangial, other

PREVIOUS LINES OF THERAPY

3 (range:2-5)

INB03 DURATION

74 days (21-119d)

- No drug related SAE
- All discontinuation due to disease progression

TRASTUZUMAB RESISTANCE IN BREAST CANCER

A seldom-discussed problem

- ~20% of women with breast cancer are HER2+
- ~25% have metastatic disease
- ~30% will develop brain metastasis
- MUC4 expression predicts trastuzumab resistance

PROBABILITY OF DISEASE-FREE SURVIVAL



100
75
50
25
0
0
20
40
60
P= 0.0086
MUC4 negative n= 31
MUC4 positive n= 47

INB03 REVERSES TRASTUZUMAB RESISTANCE

1st – It Modifies immunology of TME and DECREASES MYELOID CELLS, INCREASES NK CELLS IN VIVO

JIMT-1 BREAST CANCER INTO NUDE MOUSE



T=trastuzumab DN=INB03
Tumor volume (mm3)
500
400
300
200
100
0
0
10
20
30
Time of treatment (days)
T+DN
DN
T
IgG

FEWER MYELOID CELLS



*
*
% CD11b/CD45+
60
40
20
0
IgG
T
DN
T+DN

MORE ACTIVATED NK CELLS



*
MFI CD69+ NK cells
10000
8000
6000
4000
2000
0



*
% CD107a+ NK cells
100
80
60
40
20
0
IgG
T
DN
T+DN

from Schillaci 2018

INB03 REVERSES TRASTUZUMAB RESISTANCE

2nd – It Decreases MUC 4 Expression – MUC4 Expression Causes Steric Hinderance to Trastuzumab

INB03 OVERCOMES TRASTUZUMAB RESISTANCE IN JIMT-1 TUMORS



500
400
300
200
100
0
Tumor volume (mm3)
0
10
20
30
Time of treatment (days)
T+DN
DN
T
IgG

T-trastuzumab DN- INB03
Schillaci-SABCS2018

MUC4 BLOCKS TRASTUZUMAB BINDING



Trastuzumab
Solulable TNF
TNFR
HER2
MUC4
Cell Membrane

INB03 DECREASES MUC4 EXPRESSION



INB03
TNFR
HER2
Trastuzumab
MUC4
Cell Membrane

INB03 PHASE II CANCER

Modifying the TME To Reverse Resistance To Immunotherapy

The Problem: HER2+ BC no effective therapy for brain metastasis

The Goal: make "cold" tumors

- Treatment with INB03/Drug X
  - Both drugs cross BBB
- 12 patients
- Composite end-point
- If positive, petition FDA for Break-Through Designation
- If positive, consider adding CPI

DRUG X INDICATED IN WOMEN WITH HER2 + BC

- Drug X used as second line in women with trastuzumab resistance
- E – etanercept
- DN – INB03™
- Murine model with trastuzumab resistant HE2+ BC



Tumor Volume (mm³)
300
200
100
0
0
5
10
15
20
Time
IgG
E
DN
Drug X
Drug X+E
Drug X+DN
***
****
*

XPro1595™

Chronic TNF Therapy Can Reduce Incidence of Alzheimer Disease (AD)



CENTRAL ROLE OF INFLAMMATION IN NEURODEGENERATION

Inflammation is Associated with Many Neurological Diseases

MULTIPLE SCLEROSIS


Damaged
Myelin

ALZHEIMER'S DISEASE


Nerve Cell
Death
Synaptic
Dysfunction

PARKINSON'S DISEASE



Parkinson's
Affected Neuron

NUMBER OF DN-TNF PUBLICATIONS FOR EACH DISEASE DEMONSTRATING DISEASE-MODIFYING ACTIVITY

Multiple Sclerosis	Alzheimer's Disease	Parkinson's Disease
6	5	5

EVIDENCE FOR TNF IN ALZHEIMER'S DISEASE

Pre-clinical mechanistic studies



NEURODEGENERATION
EXCITOTOXICITY &
OXIDATIVE STRESS
REDUCED CLEARANCE
OF TOXIC DEBRIS
SYNAPSE
LOSS
ALTERNATIVE PROCESSING
OF AMYLOID & TAU
sTNF
MICROGLIAL &
ASTROGLIA ACTIVATION
METABOLIC DYSFUNCTION

Xpro 1595™ ATTENUATES AD PATHOLOGY IN VIVO

and Restores Normal Function



Synapse dysfunction
Saline
XPro1595
NTG
TgCRND8
0.3 mV
5 ms
Cognitive Impairment
Spatial Learning
Swim distance (% first block)
Veh
XPro
Training block
Immune dysfunction
Activated Myeloid cells
Brain T cell infiltration
Microglia
Iba-1 protein levels (% vehicle)
Vehicle
Amyloid pathology
Saline
XPro1595
6E10
Hippocampus

Efficacy has been shown in 3xTgAD, 5xFAD, TgCRND8 and aged mice

PROPOSED MECHANISM OF INFLAMMATION IN AD PATHOLOGY

Plaques and Tangles are Cogs in the Inflammatory Loop That Perpetuate the Inflammatory Cycle by TNF



Amyloid plaques
Neurofibrillary tangles
MICROGLIA
Synaptic Dysfunction
Nerve Cell Death
TNF

AD pathology is driven by TNF activities that modulate synapses and drive cell death

TNF INHIBITORS HAVE A PROTECTIVE EFFECT AGAINST DEVELOPING ALZHEIMERS DISEASE

Inflammation is Associated with the Following Conditions and Diseases

PFIZER INTERNAL REVIEW OF CLAIMS DATA

TNF inhibition → 64% reduction in AD risk



The Washington Post
Business
Pfizer had clues its blockbuster drug could prevent Alzheimer's. Why didn't it tell the world?
Pfizer
By Christopher Rowland
June 4

RISK OF ALZHEIMER'S DISEASE



+800%
Rheumatoid Arthritis
Risk of general population
-60%
Rheumatoid Arthritis + anti-TNF

Adapted from Chou et al. 2016
8.5M claims

ANTI-TNFS PROTECT AGAINST AD & DEMENTIA

Rheumatoid Arthritis, ankylosing spondylitis, psoriatic arthritis, Inflammatory bowel disease, ulcerative colitis, Crohn's disease



Drug
Outcome
Higher odds for no drug group
Higher odds for drug group
AOR(95% CI)
P-value
Etanercept Alzheimer 0.34 (0.25,0.47) <0.0001
Adalimumab Alzheimer 0.28 (0.19,0.39) <0.0001
Infliximab Alzheimer 0.52 (0.39,0.69) <0.0001
Etanercept Dementia 0.30 (0.26,0.35) <0.0001
Adalimumab Dementia 0.35 (0.30,0.41) <0.0001
Infliximab Dementia 0.47 (0.40,0.55) <0.0001
0 0.1 0.3 0.5 0.7 0.9 1 1.1 1.3 1.5 1.7
AOR

Adapted from Zhou et al. 2016
56M claims

AD risk is not reduced by other anti-inflammatory treatments

Despite positive AD activity, non-selective TNF inhibitors increase the risk of cancer, infection, and MS

PHASE 1 AD TRIAL

Phase IB trial in Alzheimer's patients with biomarkers of inflammation


1
1
1
1
3
1

DESIGN

- 18 patients in 3 cohorts
- Weekly XPro1595™ SubQ injections for 3 months
- Biomarkers of inflammation at 0, 6, 12 weeks

INCLUSION

Must have 1 inflammatory biomarker (local lab):

- hsCRP≥1.5
- ESR≥10
- HbA1C ≥6%
- APOE4 positive

ENDPOINTS

- Safety
- Change in inflammation (blood, CSF, Brain, breath, behavior)
- Change in neuropsychiatric symptoms, cognition, QOL

IMMUNOLOGIC BIOMARKERS

BEHAVIORAL BIOMARKERS OF INFLAMMATION

SLEEP DISORDERS | DEPRESSION | PSYCHOSIS | APATHY | AGGRESSION

BIOLOGICAL BIOMARKERS OF INFLAMMATION


FreeWater content of white matter (Imeka)
MRI
Blood
Inflammation & Neurodegeneration (Roche NeuroTool kit)
CSF
Inflammation & Neurodegeneration (Roche NeuroTool kit)
Breath
Volatile Organic Compounds (Hygieia Science)

COMBINATION THERAPY IS THE FUTURE FOR AD

XPro1595™ Strategies Combine to Provide Therapies Throughout Stages of AD

MILD COGNITIVE IMPAIRMENT	MILD ALZHEIMER'S	MODERATE ALZHEIMER'S	SEVERE ALZHEIMER'S
Duration : 7 Years	Duration : 2 Years	Duration : 2 Years	Duration : 2 Years



◀ XPRO1595 Anti-inflammatory Strategies ▶

◀ Aducanumab Anti-AB Strategies ▶

◀ INMB Skunkworks ▶

◀ Pro-Synaptic Strategies - XPRO1595 is Our Leading Candidate ▶



LIVNate™

Addressing the Link Between Liver Fibrosis, the Innate Immune Cells of the Liver and Inflammation, a Pleiotropic Approach


OBESITY IN THE U.S.
OVER 35%
30% - 35%
25% - 30%
20% - 25%

Obesity increases the risk of dementia and NASH.
XPro1595 has been shown to reverse both in vivo.

Tansey, et. Al.

THREE PRINCIPLES OF INMB's NASH PROGRAM

1. NASH is a complex pleiotropic disease with metabolic, biochemical, immunologic and intestinal elements that combine to cause hepatocyte death and fibrosis

2. Drugs with that target multiple pathologies may have an advantage over drugs that target a single pathology

3. Targeting the causes of progressive fibrosis may be a more efficient therapeutic strategy in many patients

THREE CYCLES OF INFLAMMATION LEAD TO NASH


Peripheral Inflammation
Obesity
Insulin Resistance
Regional Inflammation
Intestinal Inflammation
Mesenteric Fat
Local Inflammation
Lipotoxicity
Innate Immune Activation
Steatohepatitis (NASH)
healthy liver
fatty liver

LIVNate™ REDUCES INSULIN RESISTANCE

With No Weight Change


Body Weight (g)
43
41
39
37
35
33
31
29
27
25
Control/Saline
Control/XPro1595
HSHF/Saline
HSHF/XPro1595
Baseline
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8
Week 9
Week 10
week 11
week 12
week 13


Plasma Insulin (ug/mL)
10
8
6
4
2
0
Control
HSHF
NeuLiv
Control

STAM MODEL

LIVNate™ Reduces Hepatocyte Death and Fibrosis *In Vivo With No Change in Total Body Weight*

n		STEATOSIS				LOBULAR INFLAMMATION				HEPATOCYTE BALLOONING		
		0	1	2	3	0	1	2	3	0	1	2
7	Control	2	4	1	-	-	-	1	6	3	3	1
8	LIVNate™	4	**4**	-	-	-	-	**5**	3	**8**	-	-

NAS (mean ± SD)

Control	**4.4** ± 0.8
LIVNate™	**2.9** ± 0.8

FIBROSIS SCORE

Parameter (mean ±SD)	**Control**	**LIVNate™**
Sirus Red positive area (%)	**0.96** ± 0.29	**0.69** ± 0.23

NASH TRIAL DESIGN

Phase IIa Biomarker Directed Trial

Phase IIa open label trial

- Patients with F2/3 NASH by non-invasive studies with >10% fat in liver
- Treatment with LIVNate™ 1mg/kg SQ for 12 weeks
- PIFF and non-invasive biomarkers at 0, 6 and 12 weeks
  - Open label so biomarkers “visible” at 6-week time point

Size: 20 patients – No Control Group

Expected results

- Decrease in liver fat
- Improvement in liver function tests
- Improvement in insulin resistance.

Exploratory end-points

- Improvement in breath test
- Decrease in intestinal leak



INKmune™

Natural Killer cells are
responsible for clearing residual disease

INmuneBio

IMMUNE PRIMING

TECNOLOGY

A BIOLOGIC SYSTEM THAT ALLOWS FOR THE DELIVERY OF ESSENTIAL PRIMING SIGNALS TO PATIENTS' RESTING NK CELLS

INKmune™ Immune Priming drugs helps NK cells target and kill the tumor cell by providing the missing signaling necessary to identify and lyse tumor cells. INKmune is not antigen-specific so there is no need to identify the specific tumor antigen.

INKmune™ TREATS RESIDUAL DISEASE

INmuneBio INNATE IMMUNITY for High Risk MDS
INKmune™

INmuneBio for Ovarian Cancer
INKmune™

Minimal Residual Disease (MRD) is the cause of relapse and death in the majority of cancer patients

Problem
Cancer remains after treatment

Solution
Eliminate residual disease
to reduce relapse

Drug
INKmune

Target
Patient's own NK cells

Status
Entering Phase I trial in high-risk
Myelodysplatic Syndrome (MDS) and Ovarian Cancer

NK CELLS DETERMINE RELAPSE OR SURVIVAL THROUGH THEIR ABILITY TO TARGET MRD

DIFFERENCE BETWEEN SURVIVORS AND RELAPSERS IS NK FAILURE TO ERADICATE MRD



survivors
>12.2% LCA
<12.2% LCA
p=0.001
"relapsers"
100
80
60
40
20
0
0
12
24
36
48
60
72
84
96
108
Months in CR

- Patients who relapse have NK cells that do not target the MRD which survives chemotherapy
- Patients who survive have NK cells that can see and target MRD and provide long lasting remissions
- Circulating resting NK cells are activated through a complex set of signals that reside on the cancer cell
- Cancer cells avoid NK killing by loss of signals from their cell surface to avoid activating an NK cell response

Problem

Patient's NK cells are inactive to their own cancer cells

Solution

INKmune™ provides the patient's NK cells the missing signals to attack MRD

INKmune™ PRIMING'S BROAD MARKET APPLICATIONS FOR MULTIPLE CONDITIONS

RELAPSE DUE TO MRD



Priming
Triggering
S2

rNK Cell

Cancer Cell



Tumor cells down-regulate surface molecules which prime NK cell activity, "evading" NK cell killing and allowing cancer to grow

INKmune™ CELLS PRIME NK CELLS TO ELIMINATE MRD



INKmune
Priming
Triggering
S2

TpNK Cell

Dead-Cancer Cell



INKmune™

INKmune™ provides missing signals to the NK cells to initiate NK killing of tumor cells

rNK Cell = Resting NK Cell   TpNK Cell = tumor-primed NK Cell

INKmune™ PRIMED NK CELLS

Kill Resistant Ovarian Cancer Cells *In Vitro*


cancer cell
NK cell

Human ovarian cancer cells plus patient's own NK cells


cancer cell
TpNK

Human ovarian cancer cells with patient's NK cells after INKmune treatment

BROAD THERAPEUTIC PLATFORM

INKmune™ TPNK Are Active Against Many Types of Cancers

- ✓ Blood cancers: AML, MM, lymphoma
- ✓ Solid tumors: breast, ovary, prostate, renal, lung


70
60
50
40
30
20
10
0
% Specific lysis
AML
CLL
MCF-7

Modified from Lowdell et al 2007 & 2011


50
40
30
20
10
0
% specific lysis
NK Ova
T-ANK Ova
NK CaBr
T-ANK CaBr

TPNK THERAPY IN TWO PHASE 1 AML TRIALS

Prolonged Remission In Patients

TpNK THERAPY MADE A DIFFERENCE

2x Phase 1 Clinical Trials

20 patients with high-risk AML/MDS using personalized TpNK therapy (rNK primed with INKmune ex-vivo and delivered for a **single** i.v. infusion)

Clinical Results

1. Prolonged remissions with excellent quality of life
2. Put chemo-resistant disease into remission
3. 2 patients remained alive in complete remission after >3 years

Conclusions:

- TpNK biology translated to the clinic successfully - SAFE
- Most patients relapsed – need for multiple treatments
- Responding patients showed *in vivo* activation of their endogenous NK cells
- Personalized therapy slow to deliver and expensive – need universal off-the-shelf solution to prime endogenous NK cells

HIGH-RISK MDS CLINICAL STUDY OBJECTIVES

A Phase I Open-Label Dose Escalation Study of Intravenous INKmune™ in Patients with Myelodysplastic Syndrome with Excess Blasts (MDS-EB-1/2 - MDS-CMML 1/2)

Primary

1. **To evaluate the safety and tolerability** of INKmune when given intravenously (i.v.)

Secondary

1. **To assess the change in [or effect upon] number and percentage of blasts** in peripheral blood and bone marrow
2. **To assess the overall response rate (ORR, partial response [PR] or complete response [CR])** in subjects administered INKmune using WHO criteria
3. **To assess the duration of response**

Exploratory

1. **To assess the pharmacodynamics (PD) (proof of biology)** by analysing natural killer (NK) cells obtained from peripheral blood and bone marrow as available
2. **To measure primed NK cells and their functional ability using the tumour killing assay**

REFRACTORY OVARIAN CANCER CLINICAL STUDY OBJECTIVES

Phase 1 Open-label and Phase 2 Randomized Study of Intraperitoneal INKmune™ in Patients with Relapsed Platinum-resistant, Platinum-refractory, or Platinum-Intolerant Ovarian Cancer

Primary

1. To evaluate the safety and tolerability of INKmune when given intraperitoneally (IP).

Secondary

1. To assess progression-free survival (PFS)
2. To assess the overall response rate (ORR, partial response [PR] or complete response [CR]) using RECIST v1.1 and/or GCIG CA 125 criteria.
3. To assess the duration of RECIST and/or GCIG CA 125 response.

Exploratory

1. To assess the pharmacodynamics (PD) (proof of biology) of INKmune

DN-TNF PATENTS

2021
composition-of-matter (licensed from Xencor)

2032
Methods for treatment of neurologic disease

2035
use for treatment of cancer (issued in US)

2039
use for treatment of NASH

NK Patents

2035
use for treatment of cancer

2039
INB16 composition-of-matter

Future

Additional IP filed and/or in process.

DN-TNF Platform Therapies

INmuneBio for Cancer INB03™

INmuneBio for NASH LIVNate™

INmuneBio for AD XPro1595™

Immune Priming Therapies

INmuneBio for Ovarian Cancer INKmune™

INmuneBio for High Risk MDS INKmune™

OUR OBJECTIVES COMPLETED AND MOVING FORWARD

OBJECTIVE	Date
NASDAQ Listing	Feb 4, 2019
$1 Million Park the Cloud Award – Alzheimer's Association	Feb 19, 2019
Initial Data on INB03 Phase 1	3Q, 2019
Announce LIVNate for NASH	3Q, 2019
Final INB03 Phase 1 Readout and Datalock	4Q, 2019
XPro1595 First Patient Enrolled in Phase 1 AD Trial	4Q, 2019
INB03 Combination Phase 2 BC Trial	2Q, 2020
XPro1595 Phase 1 Data	3Q/4Q, 2020
INKmune First Patient high-risk MDS Trial	2Q/3Q, 2020
INKmune First Patient Ovarian Cancer	Q3/Q4, 2020
LIVNate Phase 2 Trial Initiation	Q3/Q4, 2020

SUMMARY

INMB Nasdaq

- Two platforms target a wide variety of diseases in humans
- First dominant-negative TNF therapeutic drug targeting the master cytokine of inflammation TNF
- Novel approach in signaling the patients own NK cells to target residual disease
- Extensive data both in animals and humans on both drug platforms with 69 publications
- Programs in diseases without solutions: Immuno-oncology, Alzheimer's Disease, NASH
- Multiple clinical catalysts in 2020:
  - Phase 1 INB03™ data presented, Phase 2 expected mid 2020
  - Phase 2 LIVNate™ expected mid 2020
  - Phase 1 INKmune™ in MDS expected 2H 2020
  - Phase 1 INKmune ™ in Ovarian Cancer expected 2H 2020
  - Phase 1 XPro1595™ expected to complete 2H 2020, Phase 2 expected late 2020 or early 2021
- Proven abilities of management and board to deliver data
- Simple capital structure and use of non-dilutive financing sources

INmuneBio
INNATE IMMUNITY

HARNESSING THE POWER OFTHE INNATE IMMUNE SYSTEM

INMB Nasdaq

www.inmunebio.com

CONTACT US

INmuneBio Inc.
1200 Prospect Str. Suite 525
La Jolla, CA 92037

(858) 964-3720
dmoss@inmunebio.com